Exhibit 99.5

                    CUSTODIAN AGREEMENT


                          BETWEEN


           GENERAL MOTORS ACCEPTANCE CORPORATION
                         CUSTODIAN


                            AND


          WHOLESALE AUTO RECEIVABLES CORPORATION
                          SELLER








                DATED AS OF APRIL 11, 1996









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     THIS  CUSTODIAN  AGREEMENT,  dated as of April 11,  1996,  is made  between
General Motors Acceptance Corporation, a corporation organized under the New York Banking Law relating to investment companies (referred to herein as "GMAC" in its capacity as seller of the Receivables specified herein and as "Custodian"
in  its  capacity  as  Custodian  of  such  Receivables),   and  Wholesale  Auto
Receivables Corporation, a Delaware corporation (the "Seller").

     WHEREAS, simultaneously herewith, GMAC and the Seller are entering into a Pooling and Servicing Agreement, dated as of the date hereof (the "Pooling and Servicing Agreement," the capitalized terms defined therein being used herein with the same meanings), pursuant to which GMAC shall sell, transfer and assign to the Seller without recourse all of its right, title and interest in, to and under the Eligible Receivables existing or arising in the Accounts in the Pool of Accounts;

     WHEREAS, in connection with such sale, transfer and assignment, the Pooling and Servicing Agreement provides that the Seller shall simultaneously enter into a custodian agreement pursuant to which the Seller shall revocably appoint the Custodian as custodian of the Wholesale Security Agreements between GMAC and each Dealer and any other documents and instruments pertaining to such Eligible Receivables (the "Eligible Receivables Files");

     WHEREAS, the Pooling and Servicing Agreement contemplates that the Seller will enter into the Trust Sale and Servicing Agreement with Superior Wholesale Inventory Financing Trust III, a Delaware business trust (the "Issuer"), pursuant to which the Seller shall sell, transfer and assign to the Issuer without recourse all of the Seller's right, title and interest in and to such Eligible Receivables and under the aforementioned custodian agreement;

     WHEREAS, in connection with such sale, transfer and assignment, the Seller desires for the Custodian to act as custodian of such Eligible Receivables for the benefit of the Issuer; and

     WHEREAS, GMAC will retain the Receivables in the Accounts in the Pool of Accounts not so sold, transferred and assigned to the Seller (the "Retained Receivables") and, in connection therewith, the Seller desires for (and GMAC is willing to agree and accept) the Custodian to act as custodian of the Wholesale Security Agreements between GMAC and each Dealer and any other documents and instruments pertaining to the Receivables retained by GMAC (the "Retained
Receivables Files," and together with the Eligible Receivables Files, the "Receivables Files");

     NOW, THEREFORE, in consideration of the mutual agreements herein contained and of other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the parties agree as follows:

     1. Appointment of Custodian; Acknowledgment of Receipt. Subject to the terms and conditions hereof, the Seller hereby appoints the Custodian, and the Custodian hereby accepts such appointment, to act as agent of the Seller as Custodian to maintain custody of the Eligible Receivables Files pertaining to the Eligible Receivables conveyed to the Seller from time to time under the Pooling and Servicing Agreement. The Custodian hereby acknowledges that the Seller desires to sell, transfer and assign all of its right, title and interest in, to and under such Eligible Receivables and this Custodian Agreement to the Issuer pursuant to the Trust Sale and Servicing

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Agreement.  The Custodian hereby agrees, in connection with such sale,  transfer and assignment, to act as Custodian for the benefit of the Issuer with respect to such Receivables. Subject to the terms and conditions hereof and at the request of the Seller, GMAC hereby appoints the Custodian, and the Custodian hereby accepts such appointment, to act as agent of GMAC as Custodian to maintain custody of the Retained Receivables Files pertaining to the Retained Receivables. In performing its duties hereunder, the Custodian agrees to act with reasonable care, using that degree of skill and attention that the Custodian exercises with respect to receivable files relating to comparable wholesale receivables that the Custodian services and holds for itself or others. The Custodian hereby acknowledges receipt of the Receivables Files for
(i) each Eligible Receivable conveyed to the Seller and (ii) each Retained Receivable on the date hereof.

     2. Maintenance at Office. The Custodian agrees to maintain each Receivables File at one of its branch offices as identified in the List of Branch Offices attached hereto as Exhibit A, or at such other office of the Custodian as shall from time to time be identified to the Issuer upon 30 days' prior written notice.

     3. Duties of Custodian.

     (a) Safekeeping. The Custodian shall hold each Receivables File described herein on behalf of the Seller, the Issuer or GMAC, as the case may be, for the use and benefit of the Seller, the Issuer, GMAC and the Interested Parties, as applicable, and maintain such accurate and complete accounts, records and computer systems pertaining to each Receivables File described herein as shall enable GMAC, the Seller and the Issuer to comply with their respective obligations under the Pooling and Servicing Agreement and the Trust Sale and Servicing Agreement. Each Receivable subject hereto shall be identified as such on the books and records of the Custodian to the extent the Custodian reasonably determines to be necessary to comply with the terms and conditions of the Pooling and Servicing Agreement and the Trust Sale and Servicing Agreement. The Custodian shall conduct, or cause to be conducted, periodic physical inspections of the Receivables Files held by it under this Custodian Agreement, and of the related accounts, records and computer systems, in such a manner as shall enable the Issuer, GMAC and the Custodian to verify the accuracy of the Custodian's inventory and record keeping. The Custodian shall promptly report to the Issuer or GMAC, as applicable, any failure on its part to hold the related Receivables File as described herein and maintain its accounts, records and computer systems as herein provided and promptly take appropriate action to remedy any such failure.

     (b) Access to Records. Subject only to the Custodian's security requirements applicable to its own employees having access to similar records held by the Custodian, the Custodian shall permit the Issuer, GMAC or their respective duly authorized representatives, attorneys or auditors to inspect the related Receivables Files described herein and the related accounts, records and computer systems maintained by the Custodian pursuant hereto at such times as the Issuer or GMAC may reasonably request.

     (c) Release of Documents. The Custodian shall release any Receivable (and its related Receivables File) GMAC, the Seller, the Servicer or the Issuer, as appropriate, under the circumstances provided in the Pooling and Servicing Agreement and the Trust Sale and Servicing Agreement or, in the case of the Retained Receivables, as otherwise requested by GMAC (so long

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as such request is not inconsistent  with the terms of the Pooling and Servicing
Agreement and the Trust Sale and Servicing Agreement).

     (d) Administration; Reports. In general, the Custodian shall attend to all non-discretionary details in connection with maintaining custody of the Receivables Files as described herein. In addition, the Custodian shall assist the Issuer or GMAC, as applicable, generally in the preparation of routine reports to the Securityholders, if any, or to regulatory bodies, to the extent necessitated by the Custodian's custody of the Receivables Files described herein.

     (e) Servicing. The Custodian is familiar with the duties of the Servicer, the servicing procedures and the allocation and distribution provisions (including those related to principal collections, losses and recoveries on Receivables) set forth in the Pooling and Servicing Agreement, the Trust Sale and Servicing Agreement and the Indenture and hereby agrees to maintain the Receivables Files in a manner consistent therewith. The Custodian further agrees to cooperate with the Servicer in the Servicer's performance of its duties under the Pooling and Servicing Agreement and the Trust Sale and Servicing Agreement.

     4. Instructions; Authority to Act. The Custodian shall be deemed to have received proper instructions from the Issuer or GMAC, as the case may be, with respect to the Receivables Files described herein upon its receipt of written instructions signed by an Authorized Officer. A certified copy of a by-law or of a resolution of the appropriate governing body of the Issuer or GMAC, as the case may be (or, as appropriate, a trustee on behalf of the Issuer), may be received and accepted by the Custodian as conclusive evidence of the authority of any such officer to act and may be considered as in full force and effect until receipt of written notice to the contrary. Such instructions may be general or specific in terms.

     5. Indemnification By the Custodian. The Custodian agrees to indemnify the Issuer, GMAC and each trustee with respect to any Securities for any and all liabilities, obligations, losses, damage, payments, costs or expenses of any kind whatsoever that may be imposed on, incurred or asserted against the Issuer, GMAC or any such trustee as the result of any act or omission in any way relating to the maintenance and custody by the Custodian of the Receivables Files described herein; provided, however, that the Custodian shall not be liable to the Issuer, GMAC or any such trustee, respectively, for any portion of any such amount resulting from the wilful misfeasance, bad faith or gross negligence of the Issuer or any such trustee, respectively.

     6. Advice of Counsel. The Custodian, GMAC, the Seller and, upon execution of the Trust Sale and Servicing Agreement, the Issuer further agree that the Custodian shall be entitled to rely and act upon advice of counsel with respect to its performance hereunder and shall be without liability for any action reasonably taken pursuant to such advice, provided that such action is not in violation of applicable federal or state law.

     7. Effective Period, Termination, and Amendment; Interpretive and Additional Provisions. This Custodian Agreement shall become effective as of the date hereof, shall continue in full force and effect until terminated as hereinafter provided, may be amended at any time by mutual agreement of the parties hereto and may be terminated by either party by written notice to the other party, such termination to take effect no sooner than sixty (60) days after the date of such notice. Notwithstanding the foregoing, if General Motors Acceptance Corporation resigns as

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Servicer  under the Trust Sale and  Servicing  Agreement or if all of the rights and obligations of the Servicer have been terminated under the Trust Sale and Servicing Agreement, this Custodian Agreement may be terminated by the Issuer or GMAC or by any Persons to whom the Issuer or GMAC has assigned its rights hereunder. As soon as practicable after the termination of this Custodian Agreement, the Custodian shall deliver the Receivables Files described herein to the Issuer, the Issuer's agent or GMAC at such place or places as the Issuer or GMAC may reasonably designate.

     8. Governing Law. This Custodian Agreement shall be governed by, and construed in accordance with, the domestic laws of the State of New York without reference to its conflict of law provisions, and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

     9. Notices. All demands, notices and communications hereunder shall be in writing, personally delivered or mailed by certified mail, return receipt requested and shall be deemed to have been duly given upon receipt (a) in the case of the Custodian, at the following address: P. D. Bull, Vice President, General Motors Acceptance Corporation, 3044 West Grand Boulevard, Detroit, Michigan 48202, or at such other address as shall be designated by the Custodian in a written notice to the other parties, (b) in the case of the Seller, at the following address: Wholesale Auto Receivables Corporation, Corporation Trust Center, 1209 Orange Street, Wilmington, Delaware 19801, with a copy to: the individual executing this Agreement on the signature page hereto, Wholesale Auto Receivables Corporation, 3044 West Grand Boulevard, Detroit, Michigan 48202 and
(c) in the case of GMAC, at the following address: General Motors Acceptance Corporation, 3044 West Grand Boulevard, Detroit, Michigan 48202.

     10. Binding Effect. This Custodian Agreement shall be binding upon and shall inure to the benefit of the Seller, GMAC, the Issuer, the Custodian and their respective successors and assigns, including the Issuer.

     11. Severability of Provisions. If any one or more of the covenants, agreements, provisions or terms of this Custodian Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Custodian Agreement and shall in no way affect the validity or enforceability of the other provisions of this Custodian Agreement.

     12. Assignment. Notwithstanding anything to the contrary contained in this Custodian Agreement, this Custodian Agreement may not be assigned by the Custodian without the prior written consent of the Seller or GMAC or any Persons to whom the Seller or GMAC has assigned its rights hereunder, as applicable.

     13. Headings. The headings of the various Sections herein are for convenience of reference only and shall not define or limit any of the terms or provisions hereof.



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     14.  Counterparts.  This Custodian Agreement may be executed by the parties in separate counterparts, each of which when so executed and delivered shall be an original but all such counterparts shall together constitute but one and the same instrument.

                                 * * * * *

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     IN WITNESS  WHEREOF,  each of the parties  hereto has caused this Custodian
Agreement to be in its name and on its behalf by a duly authorized officer as of the day and year first above written.


                     WHOLESALE AUTO RECEIVABLES CORPORATION


                       By:
                          ----------------------------------
                          Name: L. B. LaCombe, Jr.
                          Title: Vice President



                     GENERAL MOTORS ACCEPTANCE CORPORATION,
                      as owner of the Retained Receivables


                       By:
                          ----------------------------------
                          Name: P. D. Bull
                          Title: Vice President



                     GENERAL MOTORS ACCEPTANCE CORPORATION,
                       as Custodian


                       By:
                          ----------------------------------
                          Name: P. D. Bull
                          Title: Vice President


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